Summary Prospectus

March 1, 2015, as supplemented through January 29, 2016

AI JAForlines Risk-Managed Allocation Fund

Institutional	|	RMAIX	|	026762260
Class A	|	AARMX	|	026762252
Class C	|	ACRMX	|	026762245

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2015, as supplemented through January 25, 2016, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.aifunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@riskxfunds.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Click here to view the fund’s statutory prospectus
or statement of additional information

AI JAForlines Risk-Managed Allocation Fund

(formerly the American Independence JAForlines Risk-Managed Allocation Fund)

FUND SUMMARY – AI JAFORLINES RISK-MANAGED ALLOCATION FUND

Investment Objective.

The AI JAForlines Risk-Managed Allocation Fund’s (the “Fund”) objective is to provide long-term capital appreciation while providing lower than average risk.

 Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 66 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%(2)	1.00%
Other Expenses	0.98%	0.98%	0.98%
Acquired Fund Fees and Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	2.17%	2.55%	3.17%
Fee Waivers and Expense Reimbursements(3)	-0.78%	-0.78%	-0.78%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	1.39%	1.77%	2.39%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board of Trustees (the “Board”) has approved a Rule 12b-1 plan with a 0.25% distribution fee for A shares. In addition, the Board has approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing 0.13% of the shareholder servicing fee.

(3)   RiskX Investments, LLC (formerly, American Independence Financial Services, LLC) (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2016 in order to keep the Total Annual Fund Operating Expenses to 0.95%, 1.33% and 1.95% of the Fund’s average net assets for Institutional Class shares, Class A shares and Class C shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$142	$604	$1,093	$2,442
Class A Shares	$745	$1,276	$1,833	$3,343
Class C Shares	$345	$905	$1,592	$3,422

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. The Fund’s portfolio turnover rate for the year ended October 31, 2014 was 166% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks long-term capital appreciation while providing a  lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the portfolio is lower than some, or all, of the underlying asset classes if they were held individually. Also, the use of cash as a tactical asset class during times of high market volatility further helps reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing three major asset classes: equities, fixed income, and alternative investments, in both developed and emerging market countries. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns. Allocations within each asset class are based on a macro, top down approach focusing on fundamental credit driven research and data to measure risk in each holding and the portfolio as a whole.

Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equities, fixed income, and alternative investments in  ETFs and ETNs listed on U.S. exchanges, representing both developed and emerging market countries; and

➢  At least 20% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in fixed income ETFs or ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, with varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes.

Main types of securities the Fund may hold:

➢  ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs the Fund will bear the proportionate share of the underlying expenses of the ETF or ETN

➢   Short-term money market securities, including cash, money market mutual funds, and Treasury Bills

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund is not intended to be a complete investment program, and is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below and include risks that the Fund is exposed to from the underlying securities of the ETFs in which the Fund may purchase:

ETF Risks. The following are various types of risks to which the Fund is subject to based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers prudent, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Sub-Adviser may make less than optimal or poor asset allocation decisions. The Sub-Adviser employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.   The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

Credit Risk. The issuer of a fixed income security, including ETNs, may not be able to make interest and principal payments when due or otherwise honor its obligations. The fixed income security or ETN will lose money. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.  Fixed-income securities or ETNs of issuers with a rating below investment-grade (junk) involve greater risks of default or downgrade and are more volatile than those of investment-grade issuers. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

MLP ETF Risk. Investments in ETFs that invest in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodities Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Real Estate Investment Risk. The risk that the value of the Fund’s shares will be negatively affected by factors specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year period and since inception (September 20, 2013) compare with that of the Fund’s benchmark, the MSCI All Country World Index, as well as a blended benchmark comprised of 50% MSCI ACWI Index, 40% Citi World Government Bond Index, and 10% S&P GSCI Commodities Index.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	4.74%	Q4 2013
Worst quarter:	(1.04)%	Q3 2014

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2014
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	3.76%	6.06%
Return After Taxes on Distributions	2.89%	5.25%
Return After Taxes on Distributions and sale of shares	2.35%	4.39%
Class A Shares (Return Before Taxes)	-2.62%	0.88%
Class C Shares (Return Before Taxes)	1.63%	4.90%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	4.16%	7.98%
Blended Benchmark(2) (reflects no deduction for fees, expenses or taxes)	-1.90%	1.17%	(3)

(1) For the period September 20, 2013 through December 31, 2014.

(2) The Blended Benchmark is a constant-weighted mix comprised of the Citi World Government Bond Index (40%), the MSCI All Country World ex-U.S. Index (50%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

(3) Since Inception return for the Blended Benchmark is from September 30, 2013 through December 31, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (“RiskX Investments”) (formerly, American Independence Financial Services, LLC).

The Sub-Adviser for the Fund is J.A. Forlines, LLC (“Forlines” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Managed the Fund Since
John A. Forlines III	Portfolio Manager; Chairman and CIO of Forlines	2013
Eric M. Rubin	Portfolio Manager; President Funds Services of RiskX Invesments	2013
Charles McNally	Co-Portfolio Manager, Chief Portfolio Strategist of RiskX Investments	2014

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•       Through Matrix Capital Group, Inc. (the “Distributor”)

•       Through banks, brokers and other investment representatives

•       Through retirement plan administrators and record keepers

•       Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787).

•       Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.